Exhibit 10.17

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SUBSCRIPTION AGREEMENT

iPower, Inc.

2399 Bateman Avenue

Duarte, California 91010

Attn: Chenlong Tan, CEO

Ladies and Gentlemen:

Subscription.  The undersigned (sometimes referred to herein as the “Investor” or “Holder”) hereby subscribe for and agree to purchase the Convertible Notes and Warrants (as defined below) for the purchase price (the “Purchase Price”) set forth on the signature page hereto of iPower, Inc., a Nevada corporation (the “Company”), on the terms and conditions described herein and in Exhibits A, B, C, D, E and F hereto (collectively, the “Offering Documents”).  Terms not defined herein are as defined in the Offering Documents.  The Company seeks to raise a minimum of $3,000,000 (the “Minimum Offering Amount”) and maximum of $5,000,000 (the “Maximum Offering Amount”) in this Offering. The minimum amount of investment required from any one subscriber to participate in this Offering is $500,000. All references to $ means United States dollars.

1.                   Description of Securities; Description of Company and Risk Factors; Lock-Up.

a.	Description of Securities. The Company is offering (the “Offering”) to the Investor up to $5,000,000 of (i) 6% convertible notes due within one year of the date of issuance pursuant to the terms set forth in the Form of Convertible Note attached as Exhibit B hereto. (the “Convertible Notes”), and (ii) three-year warrants (“Warrants”) to purchase a number of shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) equal to 80% of the number of shares of Common Stock issuable upon conversion of the Convertible Notes. The Warrants will be issued at Closing, but will only become exercisable if, and to the extent, the Convertible Notes are converted into Common Stock. Upon Conversion, the Warrants shall not be redeemable or cancellable unless for an amount to be agreed upon between the Company and the Investor. If the Convertible Notes are repaid in cash by the company partially, the corresponding portion of Warrants will expire and have no value. If the Convertible Notes are repaid in cash by the Company in full, the Warrants will expire and have no value.

The Convertible Notes will be automatically converted into shares of the Common Stock following the Company’s completion of a minimum $15,000,000 initial public offering of its securities and listing of its Common Stock for trading on Nasdaq or other national securities exchange within six months of the Closing (a “Qualified IPO”). In the event the Company does not complete a Qualified IPO within six months of Closing of the sale of the Convertible Notes (the “Closing”), the Convertible Notes will bear interest at a rate of 6% per annum and be repayable within one year or be convertible at the option of the holder (i) following completion of an initial public offering that does not result in gross proceeds of $15,000,000 or is not otherwise a Qualified IPO, or (ii) within six months of the Closing. Any interest accrued on the Convertible Note shall be waived upon conversion. The offering of the Convertible Notes and Warrants is known as the “Offering.”

1

This Offering is being conducted in advance of the Company’s intended initial public offering (“IPO”) of our Common Stock and listing of our Common Stock for trading on the Nasdaq Capital Market or other national securities exchange (the “Listing Date”). If we complete a Qualified IPO within six months from the Closing, the Convertible Notes will automatically be converted into Common Stock at a conversion price equal to the lesser of (i) a 30% discount to the public offering price per share of the Class A Common Stock registered in connection with the Qualified IPO, or (ii) a 30% discount of the price per share equal to dividing $200 million by the total number of (x) outstanding shares of Class A Common Stock immediately prior to the IPO, (y) the number of Class A Common Stock issuable upon conversion of the 34,500 shares of Series A Preferred Stock, and (z) the number of Class A Common Stock issuable upon conversion of all outstanding Convertible Notes. (the “Conversion Price”). In the event the Company does not complete a Qualified IPO within six (6) months, the Convertible Note will thereafter be convertible at the option of the holder at the applicable Conversion Price or otherwise shall be repaid by the Company in six (6) equal monthly installments starting the 30th day of following the Investor sending repayment notice to the Company.

The Warrants shall be exercisable for a period of three years from the date of IPO and shall be exercisable cashlessly or with cash at the option of the Investor at the IPO Price.

The Convertible Notes and Warrants, and the shares of Common Stock into which the Convertible Notes and Warrants may be converted or exercisable into, are sometimes referred to herein as the “Securities.”

b.	Risks Related to the Investment in the Securities. Investing in the Securities involves a high degree of risk. Before investing, Investors should carefully consider the summary description of our business annexed hereto as Exhibit D, the risks related to our business, as set forth in Exhibit E, and the investor deck set forth in Exhibit F, together with the other information contained in the Offering Documents.

a. Lock-Up. In connection with this Offering, the Investor agrees to the following lock-up agreement with respect to the purchased Securities:

i.       From and after the date hereof and until the 180th day after the date the Company’s Class A Common Stock is first listed for trading on a national securities exchange (such first trading day, the “Lock-Up Trigger Date”), the Investor agrees not to sell, transfer or otherwise dispose of the Securities.

ii.       Following the 181st day after the Lock-Up Trigger Date until the 365th day, the Investor is entitled to sell, transfer or otherwise dispose of all the Securities purchased pursuant to this Agreement, subject to a maximum sale on any trading day of 8% of the daily volume of the Class A Common Stock. After the 365th day after the Lock-Up Trigger Date, the Investor will be entitled to sell the remaining Securities purchased hereunder without restriction.

iii.       Notwithstanding the above, commencing 90 days after the Lock-Up Trigger Date, if the Company’s Class A Common Stock per share price is over 150% of the initial price per share sold to investors in the IPO (the “IPO Price”) for five consecutive trading days, until such time as the price drops below such level, the holders may sell one-third of their Securities subject to a maximum sale on any trading day of 15% of the daily volume; and if the Company’s Class A Common Stock per share price is over 175% of the IPO Price for five consecutive trading days, until such time as the price drops below such level, the holders may sell an additional one-third of their Securities subject to a maximum sale on any trading day of 15% of the daily volume; and if the Company Class A Common Stock per share price is over 200% of the IPO Price for five consecutive trading days, until such time as the price drops below such level, the holders may sell an additional one-third constituting a maximum total of all of their Securities subject to a maximum sale on any trading day of 15% of the daily volume. Provided that the provisions of Rule 144 so permit, the Company shall deliver to the Investor an opinion of counsel (which opinion the Company will be responsible for obtaining at its own cost) to cover all of the converted shares and that such shares may be resold pursuant to Rule 144 free of restrictive legends but subject to the above-mentioned daily volume sale restrictions.

2

In addition to the above lock-up, the Placement Agent in its additional capacity as firm commitment IPO underwriter may require subsequent lock-up agreements related to the planned initial public offering of the Company’s Class A Common Stock and listing of such shares on Nasdaq. The Investor hereby agrees to enter into any such lock-up agreement as a condition to participating in this Offering.

All 10% or greater shareholders and affiliates of Company shares issued before this Offering shall be subject to a lock-up period and conditions that are at least three months longer than the above mentioned lock-up on Investor or any other subsequent lock-up period required by the IPO’s underwriter.

2.                   Purchase.

a.	I hereby agree to tender to Sutter Securities Clearing, LLC (the “Escrow Agent”), by wire transfer of immediately available funds (to a bank account and related wire instructions to be provided to me on my request) made payable to “iPower, Inc.” for the investment amount indicated on the signature page hereto, an executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire attached as Exhibit A hereto. Funds will be held in escrow, as set forth in more detail below (the “Escrow Account”), pending the Initial Closing.

b.	This Offering will continue until the earlier of (a) the sale of $5,000,000 of gross proceeds of the Maximum Offering Amount or (b) January 27, 2021 (the “Termination Date”). Upon the earlier of a Closing (defined below) on my subscription or completion of the Offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

3.                   Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing (defined below) of my subscription.

b.	In the event the Company rejects this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall be of no force or effect. In the event my subscription is accepted and the Offering is completed, the subscription funds submitted by me shall be released to the Company.

4.                   Closing.  The closing (“Closing”) of this Offering may occur at any time and from time to time on or before the Termination Date.  The Company must achieve the $500,000 Minimum Offering Amount prior to conducting an initial Closing (the “Initial Closing”).  Upon receipt of the Minimum Amount an Initial Closing will be held and all funds will be released from the Escrow Account and paid to the Company, less professional fees and compensation paid to the Placement Agent and syndicate members. Thereafter additional Closings will be held as funds are received up to the earlier to occur of receipt of the $5,000,000 Maximum Amount or the Termination Date. Pending receipt of the Minimum Amount, all subscriptions will be placed in escrow with the Escrow Agent. If, for any reason, the Minimum Amount of subscriptions are not received by the Termination Date, all escrowed funds will be returned to subscribers, without interest or deduction. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred.

3

5.                   Disclosure.  Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including all exhibits attached hereto. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

6.                   Investor Representations and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents, and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

4

f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

h.	I have relied solely upon my own investigation in making a decision to invest in the Company.

i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

l.	I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” status. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time and I am knowledgeable about and experienced in making investments in the equity securities of non-publicly traded companies, including early stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

5

n.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

o.	I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

p.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

q.	The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

7.                   Placement Agent. The Company has engaged Boustead Securities LLC, a broker-dealer licensed with FINRA (the “Placement Agent”), as placement agent for the Offering on a reasonable best efforts basis. The Company anticipates that the Placement Agent and its sub-agents or syndicate members, if any, will be paid at each Closing from the proceeds in the Escrow Account, fees including and not to exceed: a cash commission of 3.5 percent (3.5%) of the gross Purchase Price paid by Subscribers in the Offering; a non-accountable expense allowance of 0.5 percent (0.5%) of the gross purchase price paid by Subscribers in the Offering; and the Placement Agent will receive warrants to purchase a number of shares of Class A Common Stock equal to seven percent (7%) of the Class A Common Stock underlying the Convertible Notes sold in the Offering to investors, with a term of five (5) years from the relevant Closing Date, and at a per share exercise price equal to the conversion price of the Shares issued to the Subscribers herein (the “Placement Agent Warrants”). The Placement Agent Warrants will be issued at Closing, but will only become exercisable if, and to the extent, the Convertible Notes are converted into Common Stock. If the Convertible Notes are repaid in cash by the Company, the Warrants will expire and have no value. The Placement Agent shall also be entitled to receive a cash commission of 3.5 percent (3.5%) of the gross Purchase Price paid by Subscribers in the Offering; plus a non-accountable expense allowance of 0.5 percent (0.5%) of the gross purchase price paid by Subscribers in the Offering upon closing of a Qualified IPO. Sub-agents or syndicate member of the Placement Agent that introduce investors to the Offering, if any, may be entitled to share in the cash fees and Placement Agent Warrants attributable to those investors as described above, pursuant to the terms of an executed sub-agent or selected dealer agreement with the Placement Agent, if applicable. The Company will also pay certain expenses of the Placement Agent.

8.                   Representations and Warranties of the Company. When used in this Section 8, unless the context indicates otherwise, all references to the “Company” also mean and include the direct and indirect subsidiaries of the Company. The Company hereby represents and warrants to the Subscriber, as of the date hereof and on each Closing Date, the following:

a.	Organization and Qualification. The Company and each of its subsidiaries is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

6

b.	Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the other agreements and documents that are exhibits hereto or thereto or are contemplated hereby or thereby or necessary or desirable to effect the transactions contemplated hereby or thereby (the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been, or will be at the time of execution of such Transaction Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Transaction Document, required by the Company, its respective Board of Directors or its stockholders, (iii) each of the Transaction Documents will be duly executed and delivered by the Company, (iv) the Transaction Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.	Capitalization. The authorized capital stock of the Company consists of 200,000,000 shares of capital stock, each with a par value of $0.001 per share, consisting of (a) 166,000,000 shares of Class A common stock (the “Class A Common Stock”), (b) 14,000,000 shares of Class B common stock (the “Class B Common Stock”), and 20,000,000 shares of preferred stock, par value of $0.001 per share (the “Preferred Stock”). The Class A Common Stock entitles the holder to one vote per share and the Class B Common Stock entitles the holder to ten votes per share and may be converted into Class A Common Stock, at the option of the holder, 12 months after completion of the IPO, on a basis of one share of Class A Common Stock for each ten shares of Class B Common Stock, or a maximum of 1,400,000 additional shares of Class A Common Stock. Immediately prior to the Initial Closing, the Company will have no more than 20,204,496 shares of Class A Common Stock outstanding, 14,000,000 shares of Class B Common Stock and 34,500 shares of Series A Preferred Stock issued and outstanding. Except for the Series A Preferred Stock which is convertible into a maximum of $345,000 additional shares of Class A Common Stock at a per share price equal to 70% of the initial per share price of the Class A Common Stock issued in the IPO, there are no options or warrants or other securities exercisable for or convertible into Class A Common Stock or Class B Common Stock. All of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company and all of the share capital of each of the Company’s subsidiaries have been or will be, as of the Initial Closing, duly authorized, validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there will be no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act, and (iii) there are no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement. Upon request, the Company will make available to the Subscriber true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for Class A Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants.

d.	Subsidiaries. The Company has no direct or indirect subsidiaries.

e.	Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and are free and clear of all taxes, liens and charges with respect to the issue thereof.

7

f.	No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation or the By-laws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

g.	Absence of Litigation. There is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents, or (ii) have a Material Adverse Effect.

h.	Acknowledgment Regarding Subscriber’s Purchase of the Securities. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by such Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscriber’s purchase of the Securities.

8

i.	No General Solicitation. Neither the Company, nor any of its “affiliates” (as defined in Rule 144 under the Securities Act), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.	No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

k.	Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

k.	Permits. The Company and its subsidiaries have all authorizations, approvals, clearances, licenses, permits, certificates or exemptions (including manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company or its subsidiaries have fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

l.	Title. Each of the Company and its subsidiaries has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

m.	Rights of First Refusal. The Company is not obligated to offer the Securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

n.	Reliance. The Company acknowledges that the Subscriber is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Subscriber purchasing the Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Subscribers would not enter into this Agreement.

q.	Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of fees to the Placement Agent and any sub-agents brought in by the Placement Agent, as described above.

9

r.	Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the Financial Statements and is not so disclosed or that otherwise would have a Material Adverse Effect.

s.	Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

t.	Reliance. The Company acknowledges that the Purchaser is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Purchaser purchasing the Shares. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchaser would not enter into this Agreement.

9.                   Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, advisors and counsel, and Boustead Securities, LLC and its officers, directors, shareholders, employees, agents, advisors and counsel, against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

10.                Severability.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

11.                Choice of Law and Jurisdiction.  This Subscription Agreement shall be governed by the laws of the State of Nevada as applied to contracts entered into and to be performed entirely within the State of Nevada.  Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in Clark County, Nevada, and the parties hereby irrevocably waive any objections they may have to venue in Clark County, Nevada.

12.                Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

13.                Benefit.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

14.                Notices and Addresses.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, as follows:

Investor:

At the address designated on the signature

page of this Subscription Agreement.

The Company:

iPower, Inc.

2399 Bateman Avenue

Duarte, California 91010

Attn: Chenlong Tan, CEO

10

or to such other address as any of them, by notice to the others may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

15.                Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

16.                Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

17.                Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

18.                Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS (EXCLUDING ACCREDITED INVESTORS) IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS OR HER PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

11

THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

$_______________ of Convertible Notes

Manner in Which Title is to be Held.  (check one)

— Individual Ownership	— Community Property
— Joint Tenant with Right of Survivorship (both parties must sign)
— Partnership	— Tenants in common
— Corporation Trust	— IRA or Keogh
— Other (please indicate)

INDIVIDUAL INVESTORS	ENTITY INVESTORS

Name of entity, if any

Signature (Individual)	By: _____________________________
*Signature
Its: _____________________________
Signature (Joint) (all record holders must sign)	Title:____________________________

Name(s) Typed or Printed	Name Typed or Printed

Address to Which Correspondence Should be Directed	Address to Which Correspondence Should be Directed

City, State and Zip Code	City, State and Zip Code

Tax Identification or Social Security Number	Tax Identification or Social Security Number

*

If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on _____ day of ___________________, 2020.

iPower, Inc.

Dated:	By:_______________________________
Name:
Its:

12

CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I, ____________________________, the __________________________________

(name of signatory)                                  (title)

of ________________________________________ (“Entity”), a ________________________

(name of entity)                                                                                   (type of entity)

Organized under the laws of ______________, hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ____________, 2020.

(Signature)

13

Schedule 1

iPower, Inc.

(the “Company”)

INSTRUCTIONS FOR COMPLETION OF INVESTOR REPRESENTATION

AND SUITABILITY QUESTIONNAIRE

Item I:	Name and address information must be provided. Securities will be issued in the name(s) set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly, both people must provide their names and social security numbers. A telephone number must also be provided.

Item II:	If the securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this Item need not be completed.

Item III:	This Item needs to be read by the investor, but nothing needs to be written here.
The Securities are suitable for investment only by prospective investors who are “Accredited Investors.”

Item IV:	A. Only complete this Item by checking the appropriate line if you are an individual investor.
B. Only complete this Item if you are an entity investor.
C. Only complete this Item if you are a trust investor.

Item V:	This Item needs to be read by the investor, but nothing needs to be written here.

Item VI:	The USA Freedom Act requires us to collect information on the sources of funds. Please complete section 1, add the documents requested in section 2 only if funds did not come from an approved country (U.S. is approved), and complete section 3.

Suitability Questionnaire:	You must thoroughly complete the Suitability Questionnaire, in order for the Company and the Managing Dealer to make a determination whether this is a suitable investment for you.

Item IX:	You and must sign and date here.

Item X:	The Managing Dealer must complete this item and sign to verify that this is a suitable investment for you, as well as for record keeping purposes.

14

INSTRUCTIONS FOR PAYMENT

Review and complete the Investor Representation and Suitability Questionnaire and mail, fax or deliver it to:

Boustead Securities, LLC

6 Venture, Suite 395

Irvine, CA 92618

For: iPower, Inc.

Email: brent.defiori@boustead1828.com

Please send your wire transfer using these instructions:

Wiring Instructions

ABA Routing No.: 122242869

SWIFT Code: PMERUS66

Bank Name: Pacific Mercantile Bank

Bank Address: 949 South Coast Dr., Costa Mesa, CA 92626

Beneficiary Account Name: Sutter Securities Clearing

Beneficiary Account No.: 45125238

Beneficiary Address: 6 Venture, Suite 395, Irvine, CA 92618

REF: iPower– [Subscriber Name]

If you need assistance, please contact:

Contact: Brent DeFiori

6 Venture, Suite 395

Irvine, CA 92618

Email: brent.defiori@boustead1828.com

Phone: 949-463-0039

15

Exhibit A

IPOWER INC.

TERM SHEET SUMMARY

This Term Sheet Summary (the “Term Sheet”) summarizes the terms on which you and other qualified accredited investors (the “Investors”) are invited to make an investment (the “Investment”) in iPower Inc. (“we,” “us,” “our” or the “Company”).  This Term Sheet is merely a summary of the terms and provisions of the Subscription Agreement (the “Subscription Agreement”), the form of which will be provided to you.  Accordingly, this Term Sheet is qualified in its entirety by reference, and is subject in all instances, to the terms and provisions of the Subscription Agreement.  You are advised to carefully review the terms and provisions of the Subscription Agreement, as well as the risk factors attached thereto, before making a decision concerning the Investment.

Issuer:	iPower Inc., a Nevada corporation (“iPower” or the “Company”).

Business:	The Company is one of the largest online suppliers of hydroponics equipment in the USA. For more information about the Company and its current and intended operations, see the Business Summary attached as Exhibit D to the Subscription Agreement and the investor deck attached as Exhibit F to the Subscription Agreement.

Placement Agent:	Boustead Securities, LLC, a California-based investment bank and Broker/Dealer regulated by the U.S. Financial Industry Regulatory Association (“FINRA”) and a Member of the Securities Investor Protection Corporation (“SIPC”) (“Boustead”) and other licensed brokers who may become part of the selling syndicate.

Notes Being Offered:	Subject to the terms of this Term Sheet, the Company is offering (the “Offering”) in the aggregate a minimum of USD$3,0000,000 (the “Minimum Amount”) and a maximum of USD$5,000,000 (the “Maximum Amount”) in principal amount of Convertible Notes and Warrants (the “Securities”) of the Company. The Securities being offered:

•	will consist of a Convertible Note, issuable at Closing, and a Warrant, issuable at Closing, but which becomes exercisable only upon the Company’s completion of a Qualified IPO (described below) and the mandatory conversion of the Convertible Notes;

•	the Convertible Note shall earn interest at a rate of 6% per annum, and be repayable starting the 1st day of the 7th month after the closing date of the offering, in six (6) equal monthly installments, assuming no Qualified IPO has occurred; all accrued interest shall be waived in the event of conversion;

•	upon consummation of the Company’s contemplated initial public offering, assuming the Company raises a minimum of $15 million and its Class A Common Stock is listed on Nasdaq (the “Qualified IPO”) the Convertible Note will automatically convert into shares of the Class A Common Stock of the Company (the “Class A Common Stock”), at a conversion price equal to the lesser of (i) a 30% discount to the public offering price per share of the Class A Common Stock registered in connection with the Qualified IPO, or (ii) a 30% discount of the price per share equal to dividing $200 million by the total number of (x) outstanding shares of Class A Common Stock immediately prior to the IPO, (y) the number of Class A Common Stock issuable upon conversion of the 34,500 shares of Series A Preferred Stock, and (z) the number of Class A Common Stock issuable upon conversion of all outstanding Convertible Notes. (the “Conversion Price”);

16

•	in the event the Company completes an initial public offering but does not meet the definition of a Qualified IPO, the Convertible Notes will be convertible at each holder’s option at the Conversion Price or may be repaid in cash;

•	each noteholder shall receive warrants representing 80% of the number of shares into which the Convertible Note will be convertible into. In the event and to the extent the Convertible Notes are repaid in cash and not converted, the warrants will never become exercisable and will automatically expire without any value; and

•	other than as stated above, the Securities are not convertible into any other class or series of securities, other than the Class A Common Stock.

Minimum Investment:	USD$500,000. The Company may accept investments for less than the minimum investment amount in its sole discretion.

Offering Size:	Minimum Amount: USD$3,000,000

Maximum Amount: USD$5,000,000

Plan of Offering:	The Securities are being offered through the Placement Agent and selling syndicate on a “best efforts, all or none” basis as to the Minimum Amount and, thereafter, the remaining Offering will be offered on a “best efforts” basis. The Offering will continue until January 27, 2021 (the “Expiration Date”) or the decision by the Company and the Placement Agent to terminate or extend the Offering prior to such Expiration Date.

The Placement Agent and selling syndicate, if any, will receive a success fee of seven percent (7%) of the gross purchase price of the Securities sold at each closing, payable in cash. In addition, the Placement Agent and selling syndicate will receive a non-accountable expense allowance of one percent (1%) of the gross purchase price of the Securities sold at each closing (“Placement Agent Cash Compensation”). The Placement Agent Cash Compensation shall be paid one half (4%) upon closing of this Offering and the remaining half (4%) shall be paid upon closing of the Qualified IPO.

In addition to the above, at each Closing, the Placement Agent and selling syndicate will receive a five-year warrant to purchase a number of shares of Class A Common Stock of the Company in an amount not to exceed seven percent (7%) of the Class A Common Stock underlying the Securities sold at each closing, exercisable on a cashless basis, with an exercise price equal to the Conversion Price of the Securities. The Placement Agent Warrants will be issued at Closing, but will only become exercisable if, and to the extent, the Convertible Notes are converted into Common Stock. If the Convertible Notes are repaid in cash by the Company, the Warrants will expire and have no value.

Affiliates of the Placement Agent and the Company (including their respective officers, directors, employees and affiliates) may purchase Securities in this Offering. Any of such purchases may be used to satisfy the Minimum Amount.

17

Payment and Escrow; Offering Period:	The purchase price for the Securities is payable in U.S. dollars upon delivery of the completed Purchase Agreement and Investor Questionnaire. All subscription funds will be held in a non-interest bearing escrow account, for the benefit of the investors, in the Company’s name with the Placement Agent’s affiliate Sutter Securities Clearing, LLC, or with such other escrow agent as may be appointed by the Placement Agent and the Company. In the event that the Company does not receive and accept subscriptions for at least the Minimum Amount on or before January 27, 2021, in the discretion of the Placement Agent and the Company, the Company will refund all subscription funds, without interest thereon, and will return to each investor the subscription documents completed by each such investor. If the Company rejects a subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds, or the rejected portion thereof, will be returned promptly to such investor without interest thereon. After the closing of the Minimum Amount and until the Company has offered in an aggregate the Maximum Amount of Shares in the offering, subsequent closings may occur at any date mutually agreed by the Company and the Placement Agent but no later than January 31, 2021, subject to extension in the discretion of the Placement Agent and the Company.

Eligible Investors:	The Securities which are offered by this Term Sheet will be sold to an unlimited number of “accredited investors” including qualified institutional buyers as such term is defined in Rule 501(a) of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Securities may also be offered and sold to purchasers outside the United States in accordance with the rules of Regulation S promulgated under the Securities Act and/or such other rules and regulations, as may be applicable under the circumstances. Investors will be required to make certain representations with respect to their status and business experience and to represent, among other things, that they have received a copy of this Term Sheet, that they understand the terms and risks of this Offering, and that they are capable of withstanding a loss of their entire investment in the Shares.

Authorized and Issued Capital of the Company:	200,000,000 shares of capital stock authorized, each with a par value of $0.001 per share, consisting of (a) 166,000,000 shares of Class A Common Stock, (b) 14,000,000 shares of Class B Common Stock, and (c) 20,000,000 shares of series “blank check” preferred stock. Immediately prior to the Initial Closing, the Company will have no more than 20,204,496 shares of Class A Common Stock outstanding, 14,000,000 shares of Class B Common Stock and 34,500 shares of Preferred Stock issued and outstanding The Class A Common Stock entitles the holder to one vote per share and Class B Common Stock entitles the holder to ten votes per share and may be converted into Class A Common Stock, at the option of the holder, 12 months after completion of the IPO, on a basis of one share of Class A Common Stock for each ten shares of Class B Common Stock, or a maximum of 1,400,000 shares of Class A Common Stock. Except for the 34,500 shares of Series A Preferred Stock which converts into $345,000 additional shares of Class A Common Stock at 70% of the initial per share price in the IPO, there are no other outstanding options, warrants or other securities of the Company that are exercisable or convertible into shares of Class A Common Stock or Class B Common Stock.

Lock-Up:	Investors will be required to enter into a lock-up agreement with the Company and Placement Agent as described in the Subscription Agreement. The Placement Agent in its additional capacity as firm commitment IPO underwriter may require subsequent lock-up agreements related to the planned initial public offering of the Company’s Class A Common Stock on Nasdaq.

18

Use of Proceeds:	The Company intends to use the net proceeds from the Offering to: expand its current operations, intellectual property portfolio, and to fund the costs of the IPO. The Company intends to use any remaining proceeds from the Offering for working capital and other general corporate purposes.

Representations and Warranties:	The Company will make the representations and warranties contained in the Subscription Agreement.

Covenants:	The Subscription Agreement contains certain affirmative and negative covenants of the Company which are customary in a transaction of this nature.

Conditions Precedent:	The Company will have taken such corporate and stockholder actions as are necessary to approve the definitive agreements and any other transactions contemplated thereby. Governing Law: State of Nevada.

Private Placement:	The Securities offered hereby are not being registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder, and pursuant to certain state securities laws. The Company may also offer the Securities in “offshore transactions” to non-U.S. persons made in compliance with the provisions of Regulation S promulgated under the Securities Act. Accordingly, the sale, transfer or other disposition of any of our securities, which are purchased pursuant hereto, may be restricted by applicable federal securities laws and/or the securities laws of one or more non-U.S. countries (depending on the residency of the Investor) and by the provisions of the Purchase Agreement executed by such Investor. See also “Lock-Up” above

Restrictions on Transferability:	None of the Securities have been registered under the Securities Act. As such, they constitute “restricted securities” under the Securities Act. Such Securities may not be sold or otherwise transferred unless they are registered under the Securities Act and applicable foreign or state laws or unless exemptions from registration are available under such laws. Any certificates evidencing the Securities will bear a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of such securities unless and until such securities are registered under the Securities Act or an opinion of counsel acceptable to the Company is received concluding that registration is not required under the Securities Act. There can be no assurance that the Company will be able to complete the contemplated IPO or will be able to have the applicable registration statement declared effective by the SEC.

Risk Factors:	The Securities being offered hereby involve a high degree of risk and should be considered only by persons who can afford the loss of their entire investment. See the Risk Factors attached as Exhibit E to the Subscription Agreement.

Confidentiality:	You are requested to keep the Offering and the terms thereof, including but not limited to the provisions of this Term Sheet, in the strictest of confidence. Neither this Term Sheet nor any other information regarding the Offering should be disclosed by you other than to your advisors who need to know such information for purposes of evaluating an investment.

Additional Information:	In addition to carefully considering the information contained herein, prospective Investors are urged to request from the Company additional information or copies of relevant documents as they may deem necessary or advisable in evaluating an investment, such as financial statements and the related management’s discussion and analysis.

Contact:	Boustead Securities, LLC
6 Venture, Suite 395
Irvine, California 92618 USA
offerings@boustead1828.com

19

Exhibit B

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

iPOWER INC.

FORM OF CONVERTIBLE NOTE

Issuance Date: January [ ], 2021	Original Principal Amount: $[ ]
Note No.

FOR VALUE RECEIVED, iPower Inc., a Nevada corporation (“iPower” or the "Maker"), hereby promises to pay to the order of [ ], or registered assigns (the "Holder”) the amount set out above as the Original Principal Amount, as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise (the "Principal"), when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("Interest") on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the "Issuance Date") until the same becomes due and payable, upon the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof).

The Original Principal Amount is $[ ] ([ ]). For purposes hereof, the term “Outstanding Balance” means the Original Principal Amount, as reduced or increased, as the case may be, pursuant to the terms hereof for conversion, breach hereof or otherwise, plus any accrued but unpaid interest, collection and enforcements costs, and any other fees or charges incurred under this Note.

(1)       GENERAL TERMS

(a)       Payment of Principal. Unless previously converted into shares of the Class A common stock, $0.001 par value, of iPower (the “Class A Common Stock”) as contemplated hereby, this Note, together with all accrued interest hereon at the Interest Rate, shall be due and payable on 180th day following the Issuance Date (the "Repayment Date"). In the event that iPower shall not have completed an initial public offering of its Class A Common Stock by a date which shall be six months from the Issuance Date, the Holder may at its option, to notify iPower within one business day (1) to wait for the IPO and in which case the “Optional Conversion” in the following 3 (b) shall apply, or (2) require the principal amount of this note, together with accrued interest hereon, be subject to repayment in six equal monthly installments commencing on the 30th day of the Holder sending repayment notice to the Company. During the repayment process of the Note, if there is IPO of the Company, within one business after completion of the IPO, Holder may at its option to convert all or part of the outstanding unpaid Note per provisions under Optional Conversion.

20

(b)       Interest. In the event the Company does not complete a Qualified IPO (as defined below), interest shall accrue on the Outstanding Balance at an annual rate of six percent (6%) from the Issuance Date (the “Interest Rate”) and shall be fully paid on the Maturity Date (or sooner as provided herein) to the Holder or its assignee in whose name this Note is registered on the records of the Makers regarding registration and transfers of Notes in cash. Upon an optional or mandatory conversion of the Note into shares of Class A Common Stock (as provided herein), all accrued interest on the Principal Amount subject to such conversion shall be waived.

(2)       EVENTS OF DEFAULT.

(a)       An “Event of Default,” wherever used herein, means the occurrence and continuation of any one of the following events, whatever the reason, and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body:

(i)       The Maker's failure to pay to the Holder any amount of Principal, Interest, or other amounts when and as due under this Note;

(ii)       A Conversion Failure as defined in section 3(c)(ii);

(iii)      The Maker or any subsidiary of the Maker shall commence, or there shall be commenced against the Maker or any subsidiary of the Maker under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker or any subsidiary of the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary of the Maker or there is commenced against the Maker or any subsidiary of the Maker any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of ninety-one (91) days; or the Maker or any subsidiary of the Maker is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary of the Maker suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of ninety-one (91) days; or the Maker or any subsidiary of the Maker makes a general assignment for the benefit of creditors; or the Maker or any subsidiary of the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary of the Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary of the Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary of the Maker for the purpose of effecting any of the foregoing;

(3)       CONVERSION OF NOTE. This Note shall be convertible into shares of the Maker’s Class A Common Stock, on the terms and conditions set forth in this Section 3.

(a)       Mandatory Conversion. Notwithstanding anything to the contrary, express or implied, contained in this Note, at such time as iPower shall complete its initial public offer (“IPO”), and assuming that it raised a minimum of $15,000,000 in gross proceeds and has had its Class A Common Stock listed for trading on the Nasdaq Capital Market within six months of the Issuance Date (a “Qualified IPO”), a “Mandatory Conversion Event” shall be deemed to have occurred. Upon the occurrence of such Mandatory Conversion Event, the entire Outstanding Principal Amount of this Note (the “Mandatory Conversion Amount”) shall automatically, and without any further action on the part of the Holder, convert into that number of shares of fully paid and nonassessable shares of Class A Common Stock as shall be equal to the quotient of dividing the Mandatory Conversion Amount by the Conversion Price set forth in Section 3(a)(i) below (the “Mandatory Conversion Shares”). iPower shall not issue any fraction of a share of Class A Common Stock upon any mandatory conversion under this Section 3(a). If the issuance would result in the issuance of a fraction of a share of Class A Common Stock, iPower shall round such fraction of a share of Class A Common Stock up to the nearest whole share. iPower shall pay any and all transfer agent fees, legal fees, costs and any other fees or costs that may be incurred or charged in connection with the issuance of shares of the Class A Common Stock to the Holder pursuant to this Section 3(a). Within five (5) Trading Days after iPower gives the Holder notice by facsimile or email transmission that a Mandatory Conversion Event has occurred, iPower will provide VStock Transfer Company, iPower’s transfer agent, with documentation that the Mandatory Conversion Shares are eligible for such electronic issuance. In the event that iPower shall fail to issue and deliver to Holder via “DWAC/FAST” electronic transfer the number of Mandatory Conversion Shares to which the Holder is entitled upon the occurrence of a Mandatory Conversion Event, the Outstanding Principal Amount of the Note shall increase by $500 per day until such time as iPower issues and delivers a certificate to the Holder or credit the Holder's balance account with DTC for the number of Mandatory Conversion Shares to which the Holder is entitled upon such Mandatory Conversion Event.

21

(i)       “Conversion Price" shall equal the lesser of (i) a 30% discount to the public offering price per share of the Class A Common Stock registered in connection with the Qualified IPO, or (ii) a 30% discount of the price per share equal to dividing $200 million by the total number of (x) outstanding shares of Class A Common Stock immediately prior to the IPO, (y) the number of Class A Common Stock issuable upon conversion of the 34,500 shares of Series A Preferred Stock, and (z) the number of Class A Common Stock issuable upon conversion of all outstanding Convertible Notes.

(b)       Optional Conversion. In the event iPower has completed an IPO that does not meet the requirements of a Qualified IPO, the Holder has the right, at the Holder’s option, to convert the outstanding and unpaid Optional Conversion Amount (as defined below) into fully paid and nonassessable shares of Class A Common Stock in accordance with Section 3(b), at the Conversion Price (as set forth in Section 3(a)(i) above). The number of shares of Class A Common Stock issuable upon conversion of any Optional Conversion Amount pursuant to this Section 3(b) shall be equal to the quotient of dividing the Optional Conversion Amount by the Conversion Price. iPower shall not issue any fraction of a share of Class A Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Class A Common Stock, iPower shall round such fraction of a share of Class A Common Stock up to the nearest whole share. iPower shall pay any and all transfer agent fees, legal fees, costs and any other fees or costs that may be incurred or charged in connection with the issuance and legend removal of shares of Class A Common Stock to the Holder arising out of or relating to the conversion of this Note up to a maximum of five thousand dollars ($5,000).

(i)       "Optional Conversion Amount" means the outstanding and unpaid Principal Amount to be converted.

(c)       Mechanics of Conversion.

(i)       Optional Conversion. To convert the Optional Conversion Amount into shares of Class A Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by email, facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York, NY Time, within one business day after completion of the IPO, a copy of an executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to iPower. On or before the fifth Business Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), iPower shall (A) if legends are not required to be placed on certificates of Class A Common Stock pursuant to the then existing provisions of Rule 144 of the Securities Act of 1933 (“Rule 144”) and provided that the Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of shares of Class A Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Class A Common Stock to which the Holder shall be entitled which certificates shall not bear any restrictive legends unless required pursuant the Rule 144. The Person or Persons entitled to receive the shares of Class A Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock upon the transmission of a Conversion Notice.

(ii)       Maker’s Failure to Timely Convert. If within five (5) Trading Days after iPower receipt of the facsimile or email copy of a Conversion Notice together with documentation satisfactory to the Transfer Agent that the shares are eligible for such electronic issuance, iPower shall fail to issue and deliver to Holder via “DWAC/FAST” electronic transfer the number of shares of Class A Common Stock to which the Holder is entitled upon such holder's conversion of any Optional Conversion Amount (a "Conversion Failure"), the Outstanding Amount of the Note shall increase by 0.05% per day until such time as iPower issues and delivers a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Class A Common Stock to which the Holder is entitled upon such holder's conversion of any Optional Conversion Amount. iPower will not be subject to any penalties once its transfer agent processes the shares to the DWAC system. If iPower fails to deliver shares in accordance with the timeframe stated in this Section, resulting in a Conversion Failure, the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares and have the rescinded conversion amount returned to the Outstanding Balance with the rescinded conversion shares returned to iPower.

22

(iii)       Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to iPower unless (A) the full Optional Conversion Amount represented by this Note is being converted or (B) the Holder has provided iPower with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and iPower shall maintain records showing the Principal converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and iPower, so as not to require physical surrender of this Note upon conversion.

(d)       Limitations on Conversions or Trading.

(i)       Beneficial Ownership. If at any time after the Closing, the Buyer shall or would receive shares of Class A Common Stock in payment of principal under Note, upon conversion of the Note, under the Warrant, or upon exercise of the Warrant, so that the Buyer would, together with other shares of Class A Common Stock held by it or its Affiliates, own or beneficially own by virtue of such action or receipt of additional shares of Class A Common Stock a number of shares exceeding 9.99% of the number of shares of Class A Common Stock outstanding on such date (the “Maximum Percentage”), iPower shall not be obligated and shall not issue to the Buyer shares of Class A Common Stock which would exceed the Maximum Percentage, but only until such time as the Maximum Percentage would no longer be exceeded by any such receipt of shares of Class A Common Stock by the Buyer. Upon delivery of a written notice to iPower, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to iPower and (ii) any such increase or decrease will apply only to the Holder and its Affiliates. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5.13 to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 5.13 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of the Note and Warrant.

(e)       Other Provisions.

(i)       Share Reservation. iPower shall at all times reserve and keep available out of its authorized Common Stock a number of shares equal to at least the full number of shares of Class A Common Stock issuable upon conversion of all outstanding amounts under this Note.

(ii)       This Note may not be prepaid by the Company for a period of not less than six (6) months following the Issuance Date. Thereafter, the Note may either be prepaid by the Company in whole or in part without penalty, fees or premium upon not less than ten (10) business days prior written notice to the Holder (the “Prepayment Notice”) which shall set forth the date on which the Note shall be prepaid (the “Prepayment Date”), subject to the Holder’s right to convert all or any portion of this Note into shares of Class A Common Stock prior to the Prepayment Date.

(iii)       All calculations under this Section 3 shall be rounded up to the nearest whole share.

(iv)       Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 2 herein for iPower's failure to deliver certificates or credit entries representing shares of Class A Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(v)       The Maker shall use its best efforts to assist the Holder to obtain a legal opinion for the removal of any restrict legend in connection with any shares converted from this Note.

23

(vi)        This Note is one of the Convertible Notes issued on or about the date of this Note by the Maker in an aggregate principal amount of $[_____] (collectively, the “Notes”). Each of the Notes shall rank equally without preference or priority of any kind over one another, and all payments and recoveries under the Notes payable on account of principal and interest on the Notes shall be paid and applied ratably and proportionately on the balance of all outstanding Notes on the basis of their original principal amount.

(4)       REISSUANCE OF THIS NOTE.

(a)       Assignability. The Maker may not assign this Note. This Note will be binding upon the Maker and its successors and will inure to the benefit of the Holder and its successors and assigns and may be assigned by the Holder to anyone of its choosing without Maker’s approval.

(b)       Lost, Stolen or Mutilated Note. Upon receipt by the Maker of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Maker in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Maker shall execute and deliver to the Holder a new Note representing the outstanding Principal.

(5)      NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms shall be handled according to the Notice clause in the Securities Purchase Agreement.

The addresses for such communications shall be:

If to the Makers:

iPower Inc.

2399 Bateman Ave.

Duarte, CA 91010

Attn: Investor Affairs & Chenlong Tan, CEO

Email: ipo@meetipower.com

If to the Holder:

Bright Century Investment LLC

16800 Aston st, Suite 275

Larryliu36@gmail.com

Attn: Yaojun Liu

(6)       APPLICABLE LAW AND VENUE. This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the city and county of Los Angeles, in the State of California. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

(7)       WAIVER. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

[Signature Page Follows]

24

IN WITNESS WHEREOF, each of the Makers has caused this Convertible Note to be duly executed by a duly authorized officer as of the date set forth above.

MAKER:

IPOWER INC.

By: ___________________________

Name:     Chenlong Tan

Title:       Chief Executive Officer

Note No. [      ]

25

EXHIBIT A

NOTICE OF CONVERSION

Attn: Chenlong Tan

iPower Inc.

The undersigned hereby elects to convert $[ ] of the $[ ] Convertible Note (Note No. [ ]) issued to [ ] on January [ ], 2021 into Shares of Common Stock of iPower Inc. according to the conditions set forth in such Note as of the date written below.

If the number of shares to be delivered represents more than 4.99% of the common stock outstanding, this conversion notice shall immediately automatically extinguish and debenture Holder must be immediately notified.

Date of Conversion:
Optional Conversion Amount:
Conversion Price:
Shares to be Delivered:
Shares delivered in name of:

HOLDER:

[              ]

By: _______________________________

Title: _____________________________

26

Exhibit C

FORM OF

WARRANT TO PURCHASE COMMON STOCK

OF iPOWER INC.

Issuance Date: [ ], 2021

This certifies that [ ], a [ ] company (“Holder”), or registered assigns, is the registered holder of the Warrant (this “Warrant”) represented by this Warrant Certificate (this “Warrant Certificate”), which entitles [ ] or any subsequent holder of this Warrant (each a “Holder”), subject to the provisions contained herein, to purchase from iPower Inc., a Nevada corporation (the “Company”), such number of shares of Class A common stock of the Company, par value $0.001 per share (“Common Stock”), as set forth in Section 2.1 herein, subject to adjustment upon the occurrence of certain events specified herein, at the Exercise Price of $[ ] per share, subject to adjustment upon the occurrence of certain events specified herein. The Warrant shall be exercisable for a period of three years from the Effective Exercise Date (as defined below) at the IPO Price. The Warrants will be issued at Closing, but will only become exercisable if, and to the extent, the Convertible Notes are converted into Common Stock. If the Convertible Notes are repaid by the Company, the Warrants will expire and have no value.

This Warrant is subject to the following terms and conditions:

1.       DEFINITIONS.

As used in this Warrant, the following terms shall have the following meanings:

Board: the board of directors of the Company.

Business Day: any day that is not a day on which banking institutions are authorized or required to be closed in the jurisdiction in which the principal office of the Company is located.

Cashless Exercise: the meaning set forth in Clause (1) of Section 2.4.

Common Stock: the voting Class A Common Stock, par value $0.001 per share, of the Company.

Company: iPower Inc., a Nevada corporation.

27

Company Formation Documents: the Second Amended and Restated Articles of Incorporation of the Company, dated November 16, 2020, as filed with the Secretary of State of the State of Nevada, as the same may be amended and restated from time to time.

“Conversion Price”: shall mean the price equal the lesser of (i) a 30% discount to the public offering price per share of the Class A Common Stock registered in connection with the Qualified IPO, or (ii) a 30% discount of the price per share equal to dividing $200 million by the total number of (x) outstanding shares of Class A Common Stock immediately prior to the IPO, (y) the number of Class A Common Stock issuable upon conversion of the 34,500 shares of Series A Preferred Stock, and (z) the number of Class A Common Stock issuable upon conversion of all outstanding Convertible Notes.

IPO Price: the public offering price per share of the Class A Common Stock registered in connection with the Qualified IPO.

Effective Exercise Date: shall be the date of the Company’s completion of its initial public offering, or [ ], 2021.

Effective Issuance Price: the meaning set forth in Section 3.5.

Excess Tender Amount: the meaning set forth in Section 3.3.

Exchange Act: the Securities Exchange Act of 1934, as amended.

Ex-date: when used with respect to any issuance or distribution, means the first Business Day after the record date, provided that if the Common Stock is then traded on a Recognized Securities Exchange (for the avoidance of doubt, for purposes of this Warrant and any related agreements, including Nasdaq) it shall mean the first date on which the Common Stock trade regular way on the relevant exchange or in the relevant market from which the Fair Market Value was obtained without the right to receive such issuance or distribution.

Exercise Date: the meaning set forth in Section 2.2.

Exercise Period: the meaning set forth in Section 2.2.

Exercise Price: the meaning set forth in Section 2.1.

Expiration Date: the meaning set forth in Section 2.3.

Fair Market Value:

(i)       In the case of Common Stock shall mean the closing sale price of such security (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions on the Nasdaq or other Recognized Securities Exchange on which the Common Stock is then traded.

28

(ii)       In the case of cash, the amount thereof.

(iii)       In the case of other property, the amount which a willing buyer would pay a willing seller in an arm’s-length transaction for such property, as determined by the Board in good faith.

Holder: from time to time, the holder(s) of this Warrant.

Issuance Date: [ ], 2021.

Nasdaq: the Nasdaq Stock Exchange.

Person: any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Premium Per Pro Forma Share: the meaning set forth in Section 4.3.

Qualified IPO: the Company’s completion of a $15,000,000 initial public offering of its securities and listing of its Class A Common Stock for trading on Nasdaq or other national securities exchange within six months of the Issuance Date.

Recognized Securities Exchange. any one of the Nasdaq, the New York Stock Exchange, the NYSE:Amex, or any other United States or any foreign stock exchange that constitutes the principal securities exchange on which the Common Stock is then traded.

Registrable Securities: means this Warrant and the Common Stock issuable under this Warrant. Registrable Securities shall continue to be Registrable Securities (whether they continue to be held by Holder or they are sold to other Persons) until (i) they are sold outside of the United States in accordance with the rules and regulations of the Nasdaq, (ii) pursuant to an effective registration statement under the Securities Act or (iii) they shall have otherwise been transferred (including pursuant to Rule 144 under the Securities Act) and new securities not subject to transfer restrictions under any federal securities laws and not bearing any legend restricting further transfer shall have been delivered by the Company, all applicable holding periods shall have expired, and no other applicable and legally binding restriction on transfer by the holder thereof shall exist.

Reorganization Event: the meaning set forth in Section 3.4.

Sale: the meaning set forth in Section 2.5.

Securities Act: the Securities Act of 1933, as amended.

Underlying Common Stock: the Common Stock issuable or issued upon the exercise of this Warrant.

2.       EXERCISE PRICE; EXERCISE OF WARRANT AND EXPIRATION OF WARRANT.

2.1.       Exercise Price. Subject to the terms of this Warrant, including all of the adjustment provisions hereof, the Holder hereof shall be entitled upon exercise of this Warrant to purchase an aggregate of [ ] ([ ]) shares of Underlying Common Stock upon exercise the Warrant made on or prior to the Expiration Date, at an exercise price (the “Exercise Price”) of [ ] ($[ ]), which is the IPO Price. Such Exercise Price is subject to adjustment as hereinafter provided.

29

2.2.       Exercise of Warrant. This Warrant shall be exercisable in whole or in part from time to time on any Business Day (each, an “Exercise Date”) beginning on the Effective Exercise Date and ending on the third anniversary of the Effective Exercise Date (the “Exercise Period”), in the manner provided for herein, provided that the Holder shall provide notice to the Company of such Exercise Date at least 10 days prior to such Exercise Date, which notice requirement may be waived by the Company in its sole discretion.

2.3.       Expiration of Warrants. This Warrant shall expire and the rights of the Holder of this Warrant to purchase Underlying Common Stock shall terminate at the close of business on the three-year anniversary from Company’s Qualified IPO (the “Expiration Date”). This Warrant may also automatically expire upon full payment of the Convertible Notes.

2.4.       Method of Exercise: Payment of Exercise Price. In order to exercise this Warrant, the Holder hereof must surrender this Warrant to the Company, with the form on the reverse of or attached to this Warrant duly executed. With respect to payment of the Exercise Price, the Holder shall have two options:

(1) having the Company withhold, from the total number of shares of Common Stock that would otherwise be delivered to the Holder upon such exercise, that lower number of shares of Common Stock issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the last Business Day prior to such exercise equal to a purchase price for such Common Stock that would otherwise be payable by Holder upon such exercise based upon the Exercise Price then in effect (a “Cashless Exercise”), or

(2) payment in full in cash of the Exercise Price then in effect for the shares of Underlying Common Stock as to which this Warrant is submitted for exercise.

To the Extent that the Holder shall elect to exercise this Warrant through a Cashless Exercise, the Holder shall be entitled to receive a certificate for the number of shares of Common Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =       the average VWAP (volume weighted average price) of the 15 trading days of the Class A Common Stock immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) =       the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =       the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were made by means of a cash exercise rather than a cashless exercise.

Any such payment of the Exercise Price pursuant to clause (2) above shall be payable in cash or other same-day funds. Upon the surrender of this Warrant following one or more partial exercises, unless this Warrant has expired, a new Warrant of the same tenor representing the number of shares of Underlying Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall promptly be issued and delivered to the Holder.

Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall instruct its transfer agent to transfer to the Holder of such Warrant appropriate evidence of ownership of any shares of Underlying Common Stock or other securities or property (to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 4.6. Upon payment of the Exercise Price therefor, a Holder shall be deemed to own and have all of the rights associated with any Underlying Common Stock or other securities or property (including money) to which it is entitled pursuant to this Warrant upon the surrender of this Warrant in accordance herewith. If the Holder shall direct that such securities be registered in a name other than that of the Holder, such direction shall be tendered in conjunction with a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and any other reasonable evidence of authority that may be required by the Company.

30

2.5.       Compliance with the Securities Laws.

(a)       This Warrant may not be exercised (and the Company shall be under no obligation to process any exercise), and no Underlying Common Stock may be sold, transferred pledged, hypothecated, or otherwise disposed of (any such sale, transfer or other disposition, a “Transfer”), except in compliance with this Section 2.5.

(b)       A Holder may exercise this Warrant if it or he is an “accredited investor” or a “qualified institutional buyer,” as defined in Regulation D and Rule 144A under the Securities Act, respectively. Subject to the lock-up agreement (the “Lock-Up Agreement”) set forth in the Subscription Agreement between the original Holder and the Company dated [____], 2021 pursuant to which this Warrant was issued, the Holder may Transfer this Warrant, in whole or in part, or any and all of his or its Underlying Common Stock to either (i) a transferee that is an “accredited investor” or a “qualified institutional buyer,” as such terms are defined in Regulation D and Rule 144A under the Securities Act, respectively, or (ii) any transferee if the Underlying Common Stock have been registered for resale under the Securities Act. Specifically, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled. The number of transfers or assignments of the warrants shall be limited to 20 times for the original holder. The transferee or assignee who receives the warrant from the original holder may transfer or assign the warrants one time, after which the warrants become untransferable and unassignable. Related costs and fees for the transfers or assignments shall be charged to the transferees or assignees.

(c)       In addition to the foregoing, subject to the Lock-Up Agreement, a Holder may exercise this Warrant and may Transfer this Warrant or his or its Underlying Common Stock Securities in accordance with Regulation D under the Securities Act or in any transaction that is registered under the Securities Act.

3.       ADJUSTMENTS.

3.1.       Adjustments upon Certain Transactions.

(a)       The Exercise Price and the number of Common Stock issuable upon exercise of this Warrant shall be adjusted in the event the Company (i) pays a dividend or makes any other distribution with respect to any of its Common Stock solely in Common Stock or Common Stock, (ii) subdivides its outstanding Common Stock or Common Stock, or (iii) combines its outstanding Common Stock or Common Stock into a smaller number of shares. In such event, the number of Common Stock issuable upon exercise of this Warrant immediately prior to the record date of such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder of this Warrant shall thereafter be entitled to receive the number of Common Stock that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect hereto.

In addition, upon an adjustment pursuant to this Section 3.1, the Exercise Price for each share of Common Stock payable upon exercise of this Warrant shall be adjusted (without rounding) so that it shall equal the product of the Exercise Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the number of Common Stock issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Common Stock so issuable immediately thereafter. Such adjustment shall become effective immediately after the Effective Exercise Date of such event retroactive to the record date, if any, for such event.

31

(b)       For avoidance of doubt, the adjustment contemplated by this section can be expressed by formula as follows:

Ub = shares underlying this Warrant before the adjustment

Ua = shares underlying this Warrant after the adjustment

Pb = exercise price per share before the adjustment

Pa = exercise price per share after the adjustment

Ob = shares outstanding before the transaction in question

Oa = shares outstanding after the transaction in question

Ua = Ub x Oa / Ob

Pa = Pb x Ob / Oa

3.2.       Dividends and Distributions.

(a)       If the Company shall fix a record date for the payment of a dividend or the making of a distribution with respect to any of its Common Stock, including Common Stock and/or Common Stock (other than one covered by Section 3.1), then the Exercise Price to be in effect after the record date for such dividend or distribution shall be determined (without rounding) by multiplying (x) the Exercise Price in effect immediately prior to such record date by (y) a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock as of the last Business Day (or, if the Common Stock is then traded on a Recognized Securities Exchange, the last trading day) before the ex-date less the Fair Market Value of the cash, securities (excluding Common Stock that is the same class of securities for which this Warrant would be exercisable immediately after such distribution or dividend taking into account the adjustments pursuant to this Article 3) or other property paid per share in such dividend or distribution, and the denominator of which shall be the Fair Market Value per share of Common Stock as of the last Business Day (or, if the Common Stock is then traded on a Recognized Securities Exchange, the last trading day) before the ex-date. Upon any adjustment of the Exercise Price pursuant to Section 3.2(a)(2), the total number of Common Stock purchaseable upon the exercise of this Warrant shall be such number of shares (calculated to the nearest thousandth) purchaseable immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

(b)       For avoidance of doubt, the adjustment contemplated by Section 3.2(a)(2) can be expressed by formula as follows:

Ub = shares underlying this Warrant before the adjustment

Ua = shares underlying this Warrant after the adjustment

Pb = exercise price per share before the adjustment

Pa = exercise price per share after the adjustment

M = Fair Market Value per share of Common Stock as of the last Business Day (or, if applicable, trading day) before ex-date

D = Fair Market Value of the dividend or distribution made per share of Common Stock

Ua = Ub x M / (M – D)

Pa = Pb x (M – D) / M

32

3.3.       Tender Offers. If a publicly-announced tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and tendering holders of Common Stock is paid aggregate consideration having a Fair Market Value when paid which exceeds the aggregate Fair Market Value of the Common Stock acquired in such tender offer as of the last Business Day, or, if applicable, trading day before the date on which such tender offer is first publicly announced (such excess, the “Excess Tender Amount”), then the Exercise Price to be in effect after the tender offer expires shall be determined (without rounding) by multiplying (x) the Exercise Price in effect immediately prior to such adjustment by (y) a fraction, the numerator of which shall be the Fair Market Value per share of the Common Stock as of the last trading day before the date on which such tender offer is first publicly announced less the Premium Per Pro Forma Share, and the denominator of which shall be the Fair Market Value per share of Common Stock as of the last Business Day, or, if applicable, trading day before the date on which such tender offer is first publicly announced. As used herein, “Premium Per Pro Forma Share” means (x) the Excess Tender Amount divided by (y) the number of Common Stock outstanding at expiration of the tender offer after giving pro forma effect to the purchase of shares in the tender offer. Upon any adjustment of the Exercise Price pursuant to this Section 4.3, the total number of Common Stock purchaseable upon the exercise of this Warrant shall be such number of shares (calculated to the nearest thousandth) purchaseable immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. For avoidance of doubt, the adjustment contemplated by this section can be expressed by formula as follows:

Ub = shares underlying this Warrant before the adjustment

Ua = shares underlying this Warrant after the adjustment

Pb = exercise price per share before the adjustment

Pa = exercise price per share after the adjustment

M = Fair Market Value per share of Common Stock as of the last Business Day (or, if applicable, trading day) before the tender offer is announced

E = Excess Tender Amount (the aggregate premium paid in the tender offer) Pr = Premium Per Pro Forma Share

Oa = Shares outstanding after giving effect to tender offer

Pr = E / Oa

Ua = Ub x M / (M – Pr)

Pa = Pb x (M – Pr) / M

3.4.       Consolidation, Merger or Sale. If any consolidation, merger or similar extraordinary transaction of the Company with another entity, or the sale of all or substantially all of its assets, or any recapitalization or reclassification of the Common Stock, shall be effected (a “Reorganization Event”), and in connection with such Reorganization Event, the Common Stock shall be converted into or exchanged for or become the right to receive cash, securities or other property, then, as a condition of such Reorganization Event, lawful and adequate provisions shall be made by the Company whereby the Holder of this Warrant shall thereafter have the right to purchase and receive on exercise of this Warrant, for an aggregate price equal to the aggregate Exercise Price for all of the Underlying Common Stock underlying this Warrant as in effect immediately before such transaction (subject to adjustment thereafter as contemplated by the succeeding sentence), the same kind and amount of cash, securities or other property as it would have had the right to receive if it had exercised this Warrant immediately before such transaction and been entitled to participate therein. In the event of any such Reorganization Event, the Company shall make appropriate provision to ensure that applicable provisions of this Warrant (including, without limitation, the provisions of this Section 3) shall thereafter be binding on the other party to such transaction (or the successor in such transaction) and applicable to any securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any such Reorganization Event unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Reorganization Event or the entity purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holder of this Warrant, executed and mailed or delivered to the Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver the cash, securities or property deliverable upon exercise of this Warrant. The Company shall notify the Holder of this Warrant of any such proposed Reorganization Event reasonably prior to the consummation thereof so as to provide such Holder with a reasonable opportunity prior to such consummation to exercise this Warrant in accordance with the terms and conditions hereof; provided, however, that in the case of a transaction which requires notice to be given to the holders of Common Stock of the Company, the Holder of this Warrant shall be provided the same notice given to the holders of other Common Stock of the Company.

33

3.5.       Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. Instead, the Company shall pay to the Holder, in lieu of issuing any fractional share, a sum in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock, as determined by the Company’s Chief Executive Officer, Chief Financial Officer or Board, on the Business Day or, if applicable, trading day immediately prior to the date of exercise.

3.6.       Notice of Adjustment. Prior to the consummation of any transaction, action or other event that would trigger an adjustment (or right to adjustment) under this Section 3, the Company shall mail to the Holder by first class mail, postage prepaid, no later than ten (10) Business Days prior to such consummation notice of such transaction, action or other event, along with reasonable details with respect thereto. Whenever the number of Common Stock or other stock or property issuable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder notice of such adjustment or adjustments and shall deliver a certificate of a firm of independent public accountants selected by the Board (who may be the regular accountants employed by the Company) setting forth the number of Common Stock or other stock or property issuable upon the exercise of this Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

4.       WARRANT TRANSFER BOOKS.

The Company shall cause to be kept at its principal office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of this Warrant Certificate and of transfers or exchanges of this Warrant Certificate as herein provided.

At the option of the Holder, this Warrant Certificate may be exchanged at such office, and upon payment of the charges hereinafter provided. Whenever this Warrant Certificate is so surrendered for exchange, the Company shall execute and deliver the Warrant Certificates that the Holder making the exchange is entitled to receive.

All Warrant Certificates issued upon any registration of transfer or exchange of this Warrant Certificate shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits, as the Warrant Certificate surrendered for such registration of transfer or exchange.

If this Warrant Certificate is surrendered for registration of transfer or exchange it shall (if so required by the Company) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder hereof or his attorney duly authorized in writing.

No service charge shall be made to the Holder for any registration of transfer or exchange of this Warrant Certificate. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of this Warrant Certificate.

The Warrant Certificate when duly endorsed in blank shall be deemed negotiable and when this Warrant Certificate shall have been so endorsed, the Holder hereof may be treated by the Company and all other persons dealing therewith as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company shall treat the registered Holder hereof as the owner for all purposes. No such transfer shall be registered until the Company has been supplied with the aforementioned instruments of transfer and any other such documentation as the Company may reasonably require.

5.       WARRANT HOLDER.

5.1.       Right of Action. All rights of action in respect of this Warrant are vested in the Holder hereof, and the Holder, without the consent of the Company, may, on such Holder’s own behalf and for such Holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder’s right to exercise or exchange this Warrant in the manner provided herein or any other obligation of the Company under this Warrant.

34

6.       COVENANTS.

6.1.       Reservation of Common Stock for Issuance on Exercise of Warrants. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of Common Stock as shall then be issuable upon the exercise of all Warrants issuable hereunder plus such number of Common Stock as shall then be issuable upon the exercise of other outstanding warrants, options and rights (whether or not vested), the settlement of any forward sale, swap or other derivative contract, and the conversion of all outstanding convertible securities or other instruments convertible into Common Stock or rights to acquire Common Stock. The Company covenants that all Common Stock which shall be issuable shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

6.2.       Notice of Dividends. At any time when the Company declares any dividend on its Common Stock, it shall give notice to the Holder of this Warrant of any such declaration not less than 15 days prior to the related record date for payment of the dividend so declared.

7.       MISCELLANEOUS.

7.1.       Surrender of Certificates. Any Warrant Certificate surrendered for exercise or purchase shall, if surrendered to the Company, be promptly cancelled and destroyed and shall not be reissued by the Company.

7.2.       Mutilated, Destroyed, Lost and Stolen Warrant Certificates. If (a) a mutilated Warrant Certificate is surrendered to the Company or (b) the Company receives evidence to its satisfaction of the destruction, loss or theft of the Warrant Certificate, and there is delivered to the Company such appropriate affidavit of loss, applicable processing fee and a corporate bond of indemnity as may be required by it to save it harmless, then, in the absence of notice to the Company that the Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for such mutilated Warrant Certificate or in lieu of such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of shares of Underlying Common Stock, if any, with respect to which this Warrant shall not then have been exercised.

Upon the issuance of any new Warrant Certificate under this Section 7.2, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection therewith.

Any new Warrant Certificate executed and delivered pursuant to this Section 7.2 in lieu of a destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone and shall be subject to the same terms as this Warrant.

The provisions of this Section 7.2 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of a mutilated, destroyed lost, or stolen Warrant Certificate.

7.3.       Notices. Any notice, demand or delivery authorized by this Warrant shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to the Holder of this Warrant at such Holder’s address shown on the register of the Company and to the Company at its principal address, addressed to the Secretary of the Company, in each case or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

35

7.4.       Applicable Law. This Warrant and all rights arising hereunder shall be governed by the internal laws of the State of Nevada.

7.5.       Amendments. (a) The Company may from time to time supplement or amend this Warrant without the approval of the Holder in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder which the Company may deem necessary or desirable and, in each case, which shall not adversely affect the interests of the Holder.

(a)       In addition to the foregoing, with the consent of the Holder, the Company may modify this Warrant for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant or modifying in any manner the rights of the Holder hereunder.

7.6.       Headings. The descriptive headings of the several Articles and Sections of this Warrant are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

*******************************

36

IN WITNESS WHEREOF, this Warrant has been duly executed and delivered by iPower Inc., by order of its Board of Directors, on this ___ day of [ ], 2021 Issuance Date, to be exercisable at any time after the Effective Exercise Date.

iPower Inc.

By:_________________________________

Name: Chenlong Tan

Title: Chief Executive Officer

ACCEPTED AND AGREED TO:

[                                          ]

By:____________________________

[                                          ]

37

EXHIBIT A

FORM OF EXERCISE

(To be executed upon exercise of Warrant.)

The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate, to purchase ________ Common Stock, in the form of Common Stock, par value $0.001 per share (“Warrant Shares”), of iPower Inc. in accordance with the Warrant Certificate, and in accordance with the terms set forth below.

By checking the appropriate paragraph election, the undersigned hereby exercises the Warrant as follows:

________ [check if applicable]           Having the Company withhold, from the total number of Common Stock that would otherwise be delivered to the undersigned upon such exercise, that lower number of Common Stock issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the last Business Day prior to such exercise equal to a purchase price for such Common Stock that would otherwise be payable by the undersigned upon such exercise based upon the Exercise Price then in effect (a “Cashless Exercise”), or

________ [check if applicable]           By payment in full of the Exercise Price then in effect for the shares of Underlying Common Stock as to which this Warrant is submitted for exercise, payable in cash or other same-day funds.

The undersigned requests that said Warrant Shares be registered in such names and delivered, all as specified in accordance with the instructions set forth below.

If said number of Warrant Shares is less than all of the shares of Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated: ___________________	Name ________________________
(Please Print)

_____________________________	Address________________________
(Insert Social Security or Other IdentifyingNumber of Holder)
_____________________________
Address	Signature (Signature must conform in all aspects to name of holder as specified on the face of the Warrant Certificate and must be guaranteed by a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Warrant Holder.

38

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below all of the right of the undersigned under the Warrant Certificate, with respect to the number of Warrants set forth below:

Names of Assignees	Address	Social Security Or other Identifying Number of Assignee(s)	Number of Shares Represented by the Portion of this Warrant to be Assigned and does hereby irrevocably constitute and appoint _______________ the undersigned’s attorney to make such transfer on the books of _________________ maintained for that purpose, with full power of substitution in the premises.

Date: ______________________

_________________________________

(Signature of Owner)

_________________________________

(Street Address)

_________________________________

(City) (State) (Zip Code)

Signature Guaranteed By:

The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to the Company.

39

Exhibit D

THIS IS A PRIVATE OFFERING OF SECURITIES OF iPOWER, INC. THAT IS BEING MADE PURSUANT TO RULE 506(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IS BEING OFFERED ONLY TO ACCREDITED INVESTORS AS DEFINED IN RULE 501 UNDER THE ACT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

NEITHER THIS BUSINESS SUMMARY NOR THE ACCOMPANYING INVESTOR PRESENTATION MAY BE SHOWN OR GIVEN TO ANY PERSON OTHER THAN THE PERSON TO WHOM IT WAS DIRECTLY PROVIDED BY THE COMPANY AND MAY NOT BE PRINTED, REPRODUCED OR DISSEMINATED IN ANY MANNER WHATSOEVER. FAILURE TO COMPLY WITH THIS DIRECTIVE CAN RESULT IN A VIOLATION OF APPLICABLE LAWS, INCLUDING THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND/OR THE U.S. SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING REGULATION FD. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THESE MATERIALS, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THE CONTENTS BY AN INVESTOR IS UNAUTHORIZED AND STRICTLY PROHIBITED.

BUSINESS SUMMARY

Unless otherwise indicated or the context requires otherwise, the words “we,” “us,” “our,” the “Company,” or “our Company,” and “iPower” refer to iPower, Inc., a Nevada corporation, and its wholly-owned subsidiaries.

The Company

iPower, Inc. (formerly, BZRTH, Inc.) is one of the largest online suppliers of grow-light systems, ventilation systems, activated carbon filters, nutrients, growing media, hydroponic water-resistant grow tents, trimming machines, pumps and accessories in the United States. The Company owns and operates its own retail website zenhydro.com where it sells on-line more than 23,000 SKU and multiple best seller products to enable users of such equipment to grow vegetables, fruits and flowers, and other crops and plants. The Company leases a total of 72,000 square foot fulfillment centers in Los Angeles. In addition to its own website, iPower’s other sales channels include Amazon, eBay and Walmart.

Products marketed under the iPowerTM and Simple DeluxeTM brands, include grow-light systems, ventilation systems, activated carbon filters, hydroponic water-resistant grow tents, trimming machines, pumps and accessories; all of which are designated as Amazon best seller product leaders. The Company has recently expanded its product lines to include LED lighting and is completing research and development of nutrient products.

The Company distributes over 400 brands manufactured by a number of vendors.

The Company believes that it has a number of strategic advantages over its competitors including the following:

•	The Company believes based on its internal market data analysis that the iPowerTM and Simple DeluxeTM brands are two of the leading online sales brands of similar products;

•	The Company has received 100s of listings with positive reviews and high sales volume for a number of years;

•	A strong operations team with proven capabilities;

•	Very high efficiency in operation and fulfillment achieved though inhouse developed order processing systems;

40

•	Be able to identify trending products and growth targets though inhouse developed marketing data, researching methodology and software, along with a capable data team;

•	Robust IT foundation for fast integration of products and operations upon acquisition.

For the year ended June 30, 2020, the Company’s audited net income was approximately $2.0 million on revenues of approximately $40.0 million.

Subject to financing, the Company intends to pursue acquisitions in 2021.

The Global Hydroponic Market.

According to Markets and Markets, in 2019 the global market for Hydroponic products to enable users to grow vegetables, fruits and flowers was $8.1 billion and by 2025, the global market for hydroponic products is forecast to be approximately $16.0 billion. It is estimated that the United States represents 30% of the total global market. For those users who intend to use the Company’s products to grow hemp-derived CBD medicinal products, the 2018 Farm Bill officially removed hemp from the list of controlled substances. According to the Brightfield Group, estimated sales of hemp-derived CBD products was approximately $22.0 billion.

Risk Factors and Investor Presentation

Prospective investors are urged to carefully review the Risk Factors annexed to the Subscription Agreement as Exhibit C and our Investor Presentation – Exhibit D.

Corporate Structure

iPower, Inc. was formed in Nevada, its operations are located in California, and it sells its products to customers in the United States and Canada. iPower purchases its products from suppliers in the United States and China.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This document contains forward-looking statements.  In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing.  We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us.  Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities.  You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms.  In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business.  These and other factors may cause our actual results to differ materially from any forward-looking statement.  Forward-looking statements are only predictions.  The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

41

Exhibit E

RISK FACTORS

An investment in the Shares involves a high degree of risk. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business, financial condition and operating results. If any of the following risks, or any other risks not described below, actually occur, it is likely that business, financial condition and operating results could be seriously harmed. As a result you could lose part or all of your investment.

Risks Related to the Company

The COVID-19 pandemic and ensuing governmental responses have negatively impacted, and could further materially adversely affect, our business, financial condition, results of operations and cash flows.

Many of our suppliers are experiencing operational difficulties as a result of COVID-19, which in turn may have an adverse effect on our ability to provide products to our customers.

Approximately 50%, of our current revenues are derived from sales of our products on Amazon.com; any disruption to this business channel could be detrimental to our business.

Potential disruption of our business and supply chain that may be caused by any conflicts or trade wars between China and the U.S.

Economic conditions could adversely affect our business.

We face competition that could prohibit us from developing or increasing our customer base.

If we need additional capital to fund the expansion of our operations, we may not be able to obtain sufficient capital on terms favorable to us and may be forced to limit the expansion of our operations.

Our business depends substantially on the continuing efforts of our executive officers and our business may be severely disrupted if we lose their services.

Litigation may adversely affect our business, financial condition and results of operations.

Many of the hydroponic gardening products that end users may purchase are used in new and emerging industries or segments, including the growing of cannabis, and/or be subject to varying, inconsistent, and rapidly changing laws, regulations, administrative practices, enforcement approaches, judicial interpretations, and consumer perceptions.

42

Acquisitions, other strategic alliances and investments could result in operating difficulties, dilution, and other harmful consequences that may adversely impact our business and results of operations.

Our ongoing investment in our new private label product line is inherently risky and could disrupt our ongoing businesses.

If we are unable to effectively execute our e-commerce business, our reputation and operating results may be harmed.

Our reliance on a limited base of suppliers on certain of our products may result in disruptions to our supply chain and business and adversely affect our financial results.

Our operations may be impaired if our information technology systems fail to perform adequately or if we are the subject of a data breach or cyber-attack.

We have identified a material weakness in our internal control over financial reporting and may experience material weaknesses in the future or otherwise fail to maintain an effective system of internal controls in the future, as a result of which, we may not be able to accurately report our financial condition or results of operations which may adversely affect investor confidence in us and, as a result, the value of our common stock.

Risks Related to Our Securities and Class A Common Stock

The offering price of the Securities is arbitrary.

Investors in this Offering will be obtaining a long-term investment in the Company with no immediate liquidity, as the Securities (including the Class A Common Stock underlying the Securities) will be subject to transferability restrictions.

We may never complete our proposed IPO, as a result of which the Securities will be illiquid investments and a market for the Securities may never develop.

In the event we fail to complete a Qualified IPO within six months from the date of closing, the Notes will be repayable by the Company plus accrued and unpaid interest. Our ability to satisfy our repayment obligations will depend on our cash on hand at the time such payments are due. We will not create a sinking fund for the repayment of the Notes. Furthermore, the repayment obligation will be an unsecured obligation of the Company and may be subordinate to future financial debt obligations. We can provide no assurance that our business will generate sufficient operating cash to permit us to satisfy the repayment obligation.

Even if we do complete our IPO, there are risks, including stock market volatility, inherent in owning our common stock.

The holders of shares of our Class A Common Stock may experience substantial dilution by exercises of outstanding warrants and options.

43

The executive officers of the Company may have the power to control the Company for an indefinite period of time, as they hold 14,000,000 shares of super voting Class B Common Stock that entitles them to cast 140,000,000 votes on all matters that require the vote or consent of Company shareholders.

We will be an emerging growth company and a smaller reporting company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to “emerging growth companies” or “smaller reporting companies,” this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.

We will be relying on certain exemptions from registration requirements under the Securities Act, which if unavailable could have a material adverse effect on our business.

44

Exhibit F

[iPower Inc. Investor Presentation]

45